Dollars in millions, except per share data
	Three Months Ended			Six Months Ended
Summary Financial Data & Key Metrics	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Results of Operations:
Net interest income	$1,821	$1,817	$1,961	$3,638	$2,811
Provision for credit losses	95	64	151	159	934
Net interest income after provision for credit losses	1,726	1,753	1,810	3,479	1,877
Noninterest income	639	627	658	1,266	10,917
Noninterest expense	1,386	1,376	1,572	2,762	2,427
Income before income taxes	979	1,004	896	1,983	10,367
Income tax expense	272	273	214	545	167
Net income	707	731	682	1,438	10,200
Preferred stock dividends	16	15	15	31	29
Net income available to common stockholders	$691	$716	$667	$1,407	$10,171
Adjusted net income available to common stockholders(1)	$739	$769	$765	$1,508	$1,057
Pre-tax, pre-provision net revenue (PPNR)(1)	$1,074	$1,068	$1,047	$2,142	$11,301
Per Share Information:
Diluted earnings per common share (EPS)	$47.54	$49.26	$45.87	$96.80	$699.53
Adjusted diluted EPS(1)	50.87	52.92	52.60	103.79	72.69
Book value per common share at period end	1,487.00	1,443.03	1,300.93
Tangible book value per common share (TBV)(1) at period end	1,443.92	1,398.88	1,253.20
Key Performance Metrics:
Return on average assets (ROA)	1.30%	1.36%	1.31%	1.33%	12.62%
Adjusted ROA(1)	1.39	1.46	1.49	1.42	1.34
PPNR ROA(1)	1.97	1.99	2.00	1.98	13.98
Adjusted PPNR ROA(1)	2.08	2.12	2.34	2.10	2.11
Return on average common equity (ROE)	13.13	13.97	14.35	13.54	140.82
Adjusted ROE(1)	14.05	15.01	16.46	14.52	14.63
Return on average tangible common equity (ROTCE)(1)	13.53	14.42	14.91	13.97	146.99
Adjusted ROTCE(1)	14.48	15.50	17.10	14.98	15.27
Efficiency ratio	56.36	56.30	60.06	56.33	17.68
Adjusted efficiency ratio(1)	50.77	50.29	49.65	50.53	52.47
Net interest margin (NIM)(2)	3.64	3.67	4.11	3.66	3.87
NIM, excluding purchase accounting accretion(1), (2)	3.36	3.35	3.59	3.36	3.49
Select Balance Sheet Items at Period End:
Total investment securities	$37,666	$35,044	$22,171
Total loans and leases	139,341	135,370	133,015
Total operating lease equipment, net	8,945	8,811	8,531
Total deposits	151,079	149,609	141,164
Total borrowings	37,458	37,540	40,139
Loan to deposit ratio	92.23%	90.48%	94.23%
Noninterest-bearing deposits to total deposits	26.49	26.25	31.56
Capital Ratios at Period End: (3)
Total risk-based capital ratio	15.45%	15.66%	15.84%
Tier 1 risk-based capital ratio	13.87	14.00	14.00
Common equity Tier 1 ratio	13.33	13.44	13.38
Tier 1 leverage capital ratio	10.29	10.11	9.50
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.82%	0.79%	0.70%
Allowance for loan and lease losses (ALLL) to loans and leases	1.22	1.28	1.23
Net charge-off ratio for the period	0.38	0.31	0.47	0.35	0.39

(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation tables included at the end of this financial supplement for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impact of Notable Items.

(2) Calculated net of average credit balances and deposits of factoring clients.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.

Dollars in millions, except share and per share data
	Three Months Ended			Six Months Ended
Income Statement (unaudited)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Interest income
Interest and fees on loans	$2,422	$2,354	$2,353	$4,776	$3,370
Interest on investment securities	330	282	120	612	227
Interest on deposits at banks	378	448	480	826	567
Total interest income	3,130	3,084	2,953	6,214	4,164
Interest expense
Deposits	975	928	575	1,903	863
Borrowings	334	339	417	673	490
Total interest expense	1,309	1,267	992	2,576	1,353
Net interest income	1,821	1,817	1,961	3,638	2,811
Provision for credit losses	95	64	151	159	934
Net interest income after provision for credit losses	1,726	1,753	1,810	3,479	1,877
Noninterest income
Rental income on operating lease equipment	259	255	238	514	471
Fee income and other service charges	77	75	70	152	117
Client investment fees	54	50	52	104	54
Wealth management services	52	51	51	103	91
International fees	30	28	29	58	33
Service charges on deposit accounts	44	44	44	88	68
Factoring commissions	19	17	20	36	39
Cardholder services, net	40	40	41	80	62
Merchant services, net	12	12	14	24	24
Insurance commissions	13	15	14	28	27
Realized loss on sale of investment securities available for sale, net	—	—	—	—	(14)
Fair value adjustment on marketable equity securities, net	(2)	(4)	(10)	(6)	(19)
Gain on sale of leasing equipment, net	4	10	4	14	8
Gain on acquisition	—	—	55	—	9,879
Loss on extinguishment of debt	—	(2)	—	(2)	—
Other noninterest income	37	36	36	73	77
Total noninterest income	639	627	658	1,266	10,917
Noninterest expense
Depreciation on operating lease equipment	98	96	91	194	180
Maintenance and other operating lease expenses	60	45	56	105	112
Salaries and benefits	745	744	775	1,489	1,195
Net occupancy expense	58	62	64	120	114
Equipment expense	126	114	133	240	191
Professional fees	24	25	20	49	31
Third-party processing fees	58	60	55	118	85
FDIC insurance expense	33	41	22	74	40
Marketing expense	18	14	41	32	56
Acquisition-related expenses	44	58	205	102	233
Intangible asset amortization	15	17	18	32	23
Other noninterest expense	107	100	92	207	167
Total noninterest expense	1,386	1,376	1,572	2,762	2,427
Income before income taxes	979	1,004	896	1,983	10,367
Income tax expense	272	273	214	545	167
Net income	$707	$731	$682	$1,438	$10,200
Preferred stock dividends	16	15	15	31	29
Net income available to common stockholders	$691	$716	$667	$1,407	$10,171

Basic earnings per common share	$47.54	$49.27	$45.90	$96.81	$700.10
Diluted earnings per common share	$47.54	$49.26	$45.87	$96.80	$699.53
Weighted average common shares outstanding (basic)	14,534,499	14,533,302	14,528,134	14,533,900	14,527,417
Weighted average common shares outstanding (diluted)	14,534,499	14,536,442	14,537,938	14,535,472	14,539,176

Dollars in millions, except share data
Balance Sheet (unaudited)	June 30, 2024	March 31, 2024	June 30, 2023
Assets
Cash and due from banks	$764	$698	$917
Interest-earning deposits at banks	25,361	30,792	37,846
Securities purchased under agreements to resell	392	394	298
Investment in marketable equity securities	78	79	76
Investment securities available for sale	27,053	24,915	11,894
Investment securities held to maturity	10,535	10,050	10,201
Assets held for sale	92	86	117
Loans and leases	139,341	135,370	133,015
Allowance for loan and lease losses	(1,700)	(1,737)	(1,637)
Loans and leases, net of allowance for loan and lease losses	137,641	133,633	131,378
Operating lease equipment, net	8,945	8,811	8,531
Premises and equipment, net	1,938	1,906	1,782
Goodwill	346	346	346
Other intangible assets, net	280	295	347
Other assets	6,402	5,831	5,769
Total assets	$219,827	$217,836	$209,502
Liabilities
Deposits:
Noninterest-bearing	$40,016	$39,276	$44,547
Interest-bearing	111,063	110,333	96,617
Total deposits	151,079	149,609	141,164
Credit balances of factoring clients	1,175	1,152	1,067
Borrowings:
Short-term borrowings	386	395	454
Long-term borrowings	37,072	37,145	39,685
Total borrowings	37,458	37,540	40,139
Other liabilities	7,628	7,687	7,361
Total liabilities	$197,340	$195,988	$189,731
Stockholders’ equity
Preferred stock	881	881	881
Common stock:
Class A - $1 par value	14	14	14
Class B - $1 par value	1	1	1
Additional paid in capital	4,099	4,099	4,106
Retained earnings	18,102	17,435	15,541
Accumulated other comprehensive loss	(610)	(582)	(772)
Total stockholders’ equity	22,487	21,848	19,771
Total liabilities and stockholders’ equity	$219,827	$217,836	$209,502

Dollars in millions, except share per share data
Notable Items (1)	Three Months Ended			Six Months Ended
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Noninterest income
Rental income on operating lease equipment (2)	$(158)	$(141)	$(147)	$(299)	$(292)
Realized loss on sale of investment securities available for sale, net	—	—	—	—	14
Fair value adjustment on marketable equity securities, net	2	4	10	6	19
Gain on sale of leasing equipment, net	(4)	(10)	(4)	(14)	(8)
Gain on acquisition	—	—	(55)	—	(9,879)
Loss on extinguishment of debt	—	2	—	2	—
Other noninterest income (3)	—	(4)	—	(4)	—
Impact of notable items on adjusted noninterest income	$(160)	$(149)	$(196)	$(309)	$(10,146)
Noninterest expense
Depreciation on operating lease equipment (2)	(98)	(96)	(91)	(194)	(180)
Maintenance and other operating lease equipment expense (2)	(60)	(45)	(56)	(105)	(112)
Professional fees (4)	(1)	(3)	—	(4)	—
FDIC insurance special assessment	(2)	(9)	—	(11)	—
Acquisition-related expenses	(44)	(58)	(205)	(102)	(233)
Intangible asset amortization	(15)	(17)	(18)	(32)	(23)
Other noninterest expense (5)	2	6	—	8	—
Impact of notable items on adjusted noninterest expense	$(218)	$(222)	$(370)	$(440)	$(548)

Day 2 provisions for loan and lease losses and off-balance sheet credit exposure	$—	$—	$—	$—	$(716)
Provision for credit losses on investment securities available for sale	—	—	1	—	(3)
Impact of notable items on adjusted provision for credit losses	$—	$—	$1	$—	$(719)
Impact of notable items on adjusted pre-tax income	$58	$73	$173	$131	$(8,879)
Income tax impact (6)	10	20	75	30	235
Impact of notable items on adjusted net income	$48	$53	$98	$101	$(9,114)

Impact of notable items on adjusted diluted EPS	$3.33	$3.66	$6.73	$6.99	$(626.84)

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are reclassified from noninterest expense to a reduction of rental income on operating lease equipment. There is no net impact to earnings for this notable item as adjusted noninterest income and expense are reduced by the same amount. Adjusted rental income on operating lease equipment (non-GAAP) is net of depreciation and maintenance expense for operating lease equipment. Management believes this measure is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(3) Other noninterest income includes a gain on litigation settlement.
(4) Professional fees includes expenses related to integration activities.
(5) Other noninterest expense consists of litigation reserve releases.
(6) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate.

Dollars in millions, except share and per share data
Condensed Income Statements (unaudited) - Adjusted for Notable Items (1)	Three Months Ended			Six Months Ended
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Interest income	$3,130	$3,084	$2,953	$6,214	$4,164
Interest expense	1,309	1,267	992	2,576	1,353
Net interest income	1,821	1,817	1,961	3,638	2,811
Provision for credit losses	95	64	152	159	215
Net interest income after provision for credit losses	1,726	1,753	1,809	3,479	2,596
Noninterest income	479	478	462	957	771
Noninterest expense	1,168	1,154	1,202	2,322	1,879
Income before income taxes	1,037	1,077	1,069	2,114	1,488
Income tax expense	282	293	289	575	402
Net income	$755	$784	$780	$1,539	$1,086
Preferred stock dividends	16	15	15	31	29
Net income available to common stockholders	$739	$769	$765	$1,508	$1,057

Basic earnings per common share	$50.87	$52.94	$52.64	$103.81	$72.75
Diluted earnings per common share	50.87	52.92	52.60	103.79	72.69
Weighted average common shares outstanding (basic)	14,534,499	14,533,302	14,528,134	14,533,900	14,527,417
Weighted average common shares outstanding (diluted)	14,534,499	14,536,442	14,537,938	14,535,472	14,539,176
(1) The GAAP income statements and notable items are included previously in this financial supplement. The condensed adjusted income statements above (non-GAAP) exclude the impact of notable items. Refer to the non-GAAP reconciliation tables at the end of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measure.

Dollars in millions
Loans and Leases by Class (end of period)	June 30, 2024	March 31, 2024	June 30, 2023

Commercial
Commercial construction	$4,484	$4,062	$3,665
Owner occupied commercial mortgages	16,233	15,979	14,679
Non-owner occupied commercial mortgages	15,580	15,329	13,939
Commercial and industrial	30,684	30,164	27,654
Leases	2,049	2,067	2,130
Total commercial	$69,030	$67,601	$62,067

Consumer
Residential mortgage	$23,101	$22,901	$22,087
Revolving mortgage	2,351	2,240	2,067
Consumer auto	1,503	1,476	1,425
Consumer other	1,388	1,306	1,239
Total consumer	$28,343	$27,923	$26,818

SVB
Global fund banking	$28,915	$26,518	$29,333
Investor dependent - early stage	1,179	1,293	1,840
Investor dependent - growth stage	2,627	2,696	4,052
Innovation C&I and cash flow dependent	9,247	9,339	8,905
Total SVB	$41,968	$39,846	$44,130
Total loans and leases	$139,341	$135,370	$133,015
Less: allowance for loan and lease losses	(1,700)	(1,737)	(1,637)
Total loans and leases, net of allowance for loan and lease losses	$137,641	$133,633	$131,378

Deposits by Type (end of period)	June 30, 2024	March 31, 2024	June 30, 2023
Noninterest-bearing demand	$40,016	$39,276	$44,547
Checking with interest	23,907	24,244	24,809
Money market	32,636	31,393	29,150
Savings	39,361	37,688	26,587
Time	15,159	17,008	16,071
Total deposits	$151,079	$149,609	$141,164

Dollars in millions
	Three Months Ended			Six Months Ended
Credit Quality and Allowance for Loan and Lease Losses (ALLL)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Nonaccrual loans at period end	$1,141	$1,074	$929
Ratio of nonaccrual loans to total loans at period end	0.82%	0.79%	0.70%

Charge-offs	$(159)	$(128)	$(176)	$(287)	$(238)
Recoveries	27	25	19	52	31
Net charge-offs	$(132)	$(103)	$(157)	$(235)	$(207)
Net charge-off ratio	0.38%	0.31%	0.47%	0.35%	0.39%

ALLL to loans ratio at period end	1.22%	1.28%	1.23%

ALLL at beginning of period	$1,737	$1,747	$1,605	$1,747	$922
Initial PCD ALLL	—	—	20	—	220
Day 2 provision for loan and lease losses	—	—	—	—	462
Provision for loan and lease losses	95	93	169	188	240
Net charge-offs	(132)	(103)	(157)	(235)	(207)
ALLL at end of period	$1,700	$1,737	$1,637	$1,700	$1,637

Dollars in millions	Three Months Ended
Average Balance Sheets, Yields and Rates	June 30, 2024			March 31, 2024			June 30, 2023
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1)(2)	$135,965	$2,422	7.15%	$132,313	$2,354	7.15%	$133,204	$2,353	7.08%
Investment securities	36,445	327	3.60	32,647	279	3.42	19,806	117	2.36
Securities purchased under agreements to resell	236	3	5.37	244	3	5.40	191	3	4.92
Interest-earning deposits at banks	28,059	378	5.42	33,383	448	5.39	38,014	480	5.07
Total interest-earning assets (2)	$200,705	$3,130	6.26%	$198,587	$3,084	6.23%	$191,215	$2,953	6.19%

Operating lease equipment, net	$8,888			$8,806			$8,405
Cash and due from banks	750			785			1,161
Allowance for loan and lease losses	(1,763)			(1,796)			(1,600)
All other noninterest-earning assets	10,311			9,699			10,128
Total assets	$218,891			$216,081			$209,309
Interest-bearing deposits
Checking with interest	$24,427	$137	2.26%	$23,963	$130	2.18%	$24,164	$118	1.96%
Money market	31,998	250	3.14	30,929	232	3.02	29,066	148	2.04
Savings	38,434	415	4.35	36,493	391	4.31	22,179	188	3.41
Time deposits	16,043	173	4.33	16,679	175	4.21	14,758	121	3.28
Total interest-bearing deposits	110,902	975	3.54	108,064	928	3.45	90,167	575	2.56
Borrowings:
Securities sold under customer repurchase agreements	380	—	0.46	431	1	0.47	456	1	0.31
Short-term FHLB borrowings	—	—	—	—	—	—	110	1	5.17
Short-term borrowings	380	—	0.46	431	1	0.47	566	2	1.26
Federal Home Loan Bank borrowings	—	—	2.00	—	—	2.00	5,558	74	5.35
Senior unsecured borrowings	375	3	2.49	376	2	2.50	798	4	2.11
Subordinated debt	901	7	3.32	911	8	3.29	1,045	10	3.59
Other borrowings	35,824	324	3.61	35,859	328	3.66	35,168	327	3.73
Long-term borrowings	37,100	334	3.60	37,146	338	3.64	42,569	415	3.91
Total borrowings	37,480	334	3.56	37,577	339	3.60	43,135	417	3.87
Total interest-bearing liabilities	$148,382	$1,309	3.54%	$145,641	$1,267	3.49%	$133,302	$992	2.98%

Noninterest-bearing deposits	$39,344			$39,651			$47,271
Credit balances of factoring clients	1,234			1,105			1,168
Other noninterest-bearing liabilities	7,879			8,186			8,047
Stockholders' equity	22,052			21,498			19,521
Total liabilities and stockholders’ equity	$218,891			$216,081			$209,309

Net interest income		$1,821			$1,817			$1,961
Net interest spread (2)			2.72%			2.74%			3.21%
Net interest margin (2)			3.64%			3.67%			4.11%

(1) Loans and leases include non-PCD and PCD loans, nonaccrual loans, and loans held for sale. Interest income on loans and leases includes accretion income and loan fees.
(2) The balance and rate presented is calculated net of average credit balances and deposits of factoring clients.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions	Six Months Ended
Average Balance Sheets, Yields and Rates	June 30, 2024			June 30, 2023
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1)(2)	$134,139	$4,776	7.15%	$103,562	$3,370	6.55%
Investment securities	34,546	606	3.51	19,612	224	2.29
Securities purchased under agreements to resell	240	6	5.38	96	3	4.92
Interest-earning deposits at banks	30,721	826	5.41	22,884	567	4.99
Total interest-earning assets (2)	$199,646	$6,214	6.25%	$146,154	$4,164	5.73%

Operating lease equipment, net	$8,847			$8,321
Cash and due from banks	768			880
Allowance for loan and lease losses	(1,780)			(1,270)
All other noninterest-earning assets	10,005			8,909
Total assets	$217,486			$162,994
Interest-bearing deposits
Checking with interest	$24,195	$267	2.22%	$20,350	$140	1.39%
Money market	31,463	482	3.08	25,163	228	1.82
Savings	37,463	806	4.33	19,966	298	3.01
Time deposits	16,361	348	4.27	13,345	197	2.98
Total interest-bearing deposits	109,482	1,903	3.50	78,824	863	2.21
Borrowings:
Securities sold under customer repurchase agreements	406	1	0.47	456	1	0.31
Short-term FHLB borrowings	—	—	—	218	5	4.79
Short-term borrowings	406	1	0.47	674	6	1.76
Federal Home Loan Bank borrowings	—	—	2.00	4,427	114	5.20
Senior unsecured borrowings	376	5	2.50	840	9	2.09
Subordinated debt	906	15	3.30	1,047	19	3.57
Other borrowings	35,842	652	3.64	18,665	342	3.67
Long-term borrowings	37,124	672	3.62	24,979	484	3.88
Total borrowings	37,530	673	3.58	25,653	490	3.83
Total interest-bearing liabilities	$147,012	$2,576	3.52%	$104,477	$1,353	2.60%

Noninterest-bearing deposits	$39,498			$36,934
Credit balances of factoring clients	1,169			1,088
Other noninterest-bearing liabilities	8,032			5,050
Stockholders' equity	21,775			15,445
Total liabilities and stockholders’ equity	$217,486			$162,994

Net interest income		$3,638			$2,811
Net interest spread (2)			2.73%			3.13%
Net interest margin (2)			3.66%			3.87%

(1) Loans and leases include non-PCD and PCD loans, nonaccrual loans, and loans held for sale. Interest income on loans and leases includes accretion income and loan fees.
(2) The balance and rate presented is calculated net of average credit balances and deposits of factoring clients.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data
		Three Months Ended			Six Months Ended
Non-GAAP Reconciliations		June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net income and EPS
Net income (GAAP)	a	$707	$731	$682	$1,438	$10,200
Preferred stock dividends		16	15	15	31	29
Net income available to common stockholders (GAAP)	b	$691	$716	$667	$1,407	$10,171
Total notable items, after income tax	c	48	53	98	101	(9,114)
Adjusted net income (non-GAAP)	d = (a+c)	755	784	780	1,539	1,086
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$739	$769	$765	$1,508	$1,057
Weighted average common shares outstanding
Basic	f	14,534,499	14,533,302	14,528,134	14,533,900	14,527,417
Diluted	g	14,534,499	14,536,442	14,537,938	14,535,472	14,539,176
EPS (GAAP)
Basic	b/f	$47.54	$49.27	$45.90	$96.81	$700.10
Diluted	b/g	47.54	49.26	45.87	96.80	699.53
Adjusted EPS (non-GAAP)
Basic	e/f	$50.87	$52.94	$52.64	$103.81	$72.75
Diluted	e/g	50.87	52.92	52.60	103.79	72.69

Noninterest income and expense
Noninterest income	h	$639	$627	$658	$1,266	$10,917
Impact of notable items, before income tax		(160)	(149)	(196)	(309)	(10,146)
Adjusted noninterest income (non-GAAP)	i	$479	$478	$462	$957	$771

Noninterest expense	j	$1,386	$1,376	$1,572	$2,762	$2,427
Impact of notable items, before income tax		(218)	(222)	(370)	(440)	(548)
Adjusted noninterest expense (non-GAAP)	k	$1,168	$1,154	$1,202	$2,322	$1,879

Provision for credit losses
Provision for credit losses		$95	$64	$151	$159	$934
Less: day 2 provision for loan and lease losses and off-balance sheet exposure		—	—	—	—	716
Less: provision (benefit) for credit losses on investment securities available for sale		—	—	(1)	—	3
Adjusted provision for credit losses (non-GAAP)		$95	$64	$152	$159	$215

PPNR
Net income (GAAP)	a	$707	$731	$682	$1,438	$10,200
Plus:
Provision for credit losses		95	64	151	159	934
Income tax expense		272	273	214	545	167
PPNR (non-GAAP)	l	$1,074	$1,068	$1,047	$2,142	$11,301
Impact of notable items (1)		58	73	174	131	(9,598)
Adjusted PPNR (non-GAAP)	m	$1,132	$1,141	$1,221	$2,273	$1,703

(1) Excludes the notable items for the provision for credit losses and income taxes as these items are excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions
		Three Months Ended			Six Months Ended
Non-GAAP Reconciliations (continued)		June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
ROA
Net income (GAAP)	a	$707	$731	$682	$1,438	$10,200
Annualized net income	n = a annualized	2,842	2,942	2,734	2,892	20,569
Adjusted net income (non-GAAP)	d	755	784	780	1,539	1,086
Annualized adjusted net income	p = d annualized	3,036	3,156	3,126	3,096	2,192
Average assets	o	218,891	216,081	209,309	217,486	162,994
ROA	n/o	1.30%	1.36%	1.31%	1.33%	12.62%
Adjusted ROA (non-GAAP)	p/o	1.39	1.46	1.49	1.42	1.34

PPNR ROA
PPNR (non-GAAP)	l	$1,074	$1,068	$1,047	$2,142	$11,301
Annualized PPNR	q = l annualized	4,316	4,296	4,200	4,306	22,789
Adjusted PPNR (non-GAAP)	m	1,132	1,141	1,221	2,273	1,703
Annualized adjusted PPNR	r = m annualized	4,552	4,589	4,893	4,571	3,432
PPNR ROA (non-GAAP)	q/o	1.97%	1.99%	2.00%	1.98%	13.98%
Adjusted PPNR ROA (non-GAAP)	r/o	2.08	2.12	2.34	2.10	2.11

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$2,779	$2,880	$2,675	$2,830	$20,510
Annualized adjusted net income available to common stockholders	t = e annualized	$2,974	$3,094	$3,067	$3,034	$2,131

Average stockholders' equity (GAAP)		$22,052	$21,498	$19,521	$21,775	$15,445
Less: average preferred stock		881	881	881	881	881
Average common stockholders' equity (non-GAAP)	u	$21,171	$20,617	$18,640	$20,894	$14,564
Less: average goodwill		346	346	346	346	346
Less: average other intangible assets		288	304	357	296	266
Average tangible common equity (non-GAAP)	v	$20,537	$19,967	$17,937	$20,252	$13,952
ROE	s/u	13.13%	13.97%	14.35%	13.54%	140.82%
Adjusted ROE (non-GAAP)	t/u	14.05	15.01	16.46	14.52	14.63
ROTCE (non-GAAP)	s/v	13.53	14.42	14.91	13.97	146.99
Adjusted ROTCE (non-GAAP)	t/v	14.48	15.50	17.10	14.98	15.27

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$22,487	$21,848	$19,771
Less: preferred stock		881	881	881
Common equity (non-GAAP)	x	$21,606	$20,967	$18,890
Less: goodwill		346	346	346
Less: other intangible assets		280	295	347
Tangible common equity (non-GAAP)	y	$20,980	$20,326	$18,197
Total assets (GAAP)	z	219,827	217,836	209,502
Tangible assets (non-GAAP)	aa	219,201	217,195	208,809
Total equity to total assets (GAAP)	w/z	10.23%	10.03%	9.44%
Tangible common equity to tangible assets (non-GAAP)	y/aa	9.57	9.36	8.71

Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data
		Three Months Ended			Six Months Ended
Non-GAAP Reconciliations (continued)		June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Book value and tangible book value per common share at period end
Common shares outstanding at period end	bb	14,529,735	14,529,735	14,520,034
Book value per share	x/bb	$1,487.00	$1,443.03	$1,300.93
Tangible book value per share (non-GAAP)	y/bb	1,443.92	1,398.88	1,253.20

Efficiency ratio
Net interest income	cc	$1,821	$1,817	$1,961	$3,638	$2,811
Efficiency ratio (GAAP)	j / (h + cc)	56.36%	56.30%	60.06%	56.33%	17.68%
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	50.77	50.29	49.65	50.53%	52.47%

Rental income on operating lease equipment
Rental income on operating lease equipment		$259	$255	$238	$514	$471
Less: depreciation on operating lease equipment		98	96	91	194	180
Less: maintenance and other operating lease expenses		60	45	56	105	112
Adjusted rental income on operating lease equipment (non-GAAP)		$101	$114	$91	$215	$179

Net Interest Margin
Net interest margin (NIM)		3.64%	3.67%	4.11%	3.66%	3.87%
NIM impact from purchase accounting accretion		(0.28)	(0.32)	(0.52)	(0.30)	(0.38)
NIM, excluding purchase accounting accretion (non-GAAP)		3.36%	3.35%	3.59%	3.36%	3.49%

Note: Certain items above do not precisely recalculate as presented due to rounding.